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Lazydays RV

THE RV AUTHORITY℠

Investor Presentation | August 2021

Legal Disclaimer

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company, its financial condition, its results of operations and the Company's current views based on information currently available. This information is, where applicable, based on estimates, assumptions and analysis that the Company believes, as of the date hereof, provides a reasonable basis for the information contained herein. Forward-looking statements generally can be identified by the use of forward-looking words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates," "foresees" or the negative version of those words or other comparable words and phrases, and include statements relating to the Company's beliefs or expectations regarding its future performance, strategic plans and cash flows, as well as any other statements that do not directly relate to any historical or current facts. Forward-looking statements involve known and unknown risks and uncertainties, including those set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, its subsequently filed Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and other documents filed with the Securities and Exchange Commission, many of which are outside of the Company's control. Actual results, performance or achievements may differ materially from forward-looking statements and the assumptions on which forward-looking statements are based. There can be no assurance that the information contained herein is reflective of future performance, and investors are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. Unless otherwise specified, all information contained in this presentation speaks only as of the date hereof. The Company undertakes no duty to update or revise the information contained herein, publicly or otherwise, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures and Use of Estimates

This presentation contains certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP"), including, but not limited to, EBITDA, EBITDA Margin, Adjusted EBITDA and Adjusted EBITDA Margin. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income or other measures of profitability or performance under GAAP. The Company's presentation of non-GAAP financial measures may not be comparable to similarly titled measures of other organizations, as such measures may not be calculated in the same manner. See the appendix of this presentation for a reconciliation of the non-GAAP measures included herein.

The Company's fiscal year is the 12-month period ending on December 31. Reference to a particular "fiscal year" or "FY" in this presentation refers to such period. This presentation contains estimates and other statistical data made by independent parties relating to, among other things, market size and growth. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The Company has not independently verified the statistical and other industry data generated by independent parties and, accordingly, it cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of the Company's future performance and the future performance of the markets in which it competes are necessarily subject to uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates made by the independent parties.

Lazydays at a Glance

Lazydays is a premium and fast growing RV dealer platform in North America

- Recognized destination for new and used RV sales, offering knowledge and reputation as an RV industry leader across motorized and towable categories
- Complementary high-margin revenue streams include financing & insurance, parts & service and other auxiliary revenue sources
- Focused on scaling platform by integrating strategic dealerships in attractive markets; management believes the company is well positioned to further consolidate within a fragmented market
- Attractive business model supported by strong free cash flow generation, recurring income from multiple sources and modest capex requirements

KEY STATS[(1)]

#2 Recognized RV Brand[(2)]	**25+** # OEM Brands	**15** Dealerships & Service Centers[(4)]	**~12,000** # of Deliveries
42%+ YOY Revenue Growth	**36%+** YOY RV Units Sold Growth	**24%+** Gross Profit Margin	**12%+** EBITDA Margin

FINANCIAL PERFORMANCE

($ in millions)

Revenue



$511.9
$564.4
$614.9
$608.2
$644.9
$817.1
$1,006.1
2015
2016
2017
2018
2019
2020
2021 Q2 TTM

Adjusted EBITDA[(3)]



$21.3
$25.1
$31.2
$32.4
$27.9
$59.0
$103.2
2015
2016
2017
2018
2019
2020
2021 Q2 TTM

ATTRACTIVE FINANCIAL PROFILE

- Consistent growth
- Margin expansion opportunity
- High cash flow generation
- Strong balance sheet

(1) Financials and deliveries represent trailing twelve months as of June 30, 2021.
(2) Based on 2014 survey performed by Russel Research.
(3) Represents a non-GAAP financial measure. Please see the Appendix for a reconciliation to the nearest comparable GAAP measure.
(4) As of Q2 2021 10-Q filing date.

Lazydays RV
THE RV AUTHORITY

Investment Highlights

Industry Leading Brand Achieved through 40+ Year Operating History	■ Recognized as the #2 RV dealership brand in the industry ■ Developed a premium reputation as "The Authority" for RVs and RV-related products ■ High visibility through a multi-faceted, impactful and robust marketing strategy across the platform ■ Multiple profitable and diverse business lines spanning the RV ownership lifecycle
Long-Term Secular RV Industry Growth	■ Unprecedented demand for RVs as consumers seek social distanced outdoor travel and leisure activities ■ Rising RV participation across demographics – ownership by new entrants / millennials and baby boomers ■ Continue to expand upon multiple elements within outdoor lifestyle furthering growth in the industry
Substantial Organic and Margin Enhancement Opportunities	■ Expand footprint nationally within attractive high priority regions through existing / new customer base – Opened first dedicated service center in Houston, Texas (~30,000 sq. ft. state-of-the-art service facility) and a greenfield dealership location in Nashville, TN ■ Execute initiatives to drive margin expansion through sales lead expansion and finance & insurance penetration ■ Leverage relationships with OEMs to continue to optimize product lineups to maximize margins and turns
Experienced Acquiror in a Highly Fragmented Market	■ Build upon consolidation platform to continue to create significant shareholder value – Acquired three dealership location to-date in 2021, Chilhowee RV Center (Louisville, TN), B. Young RV (Milwaukie, OR and Woodland, WA) ■ Continue to evaluate large pipeline of actionable targets – evaluating approximately 5 – 10 potential acquisitions at any given time and have looked at 60+ deals in the last 2 years

Industry Leading Provider of Recreational Vehicles (1)

- Provides a comprehensive portfolio of products, services, third-party protection plans and resources for RV enthusiasts
- Maintains broad and growing RV product offering – more than 25 OEM brands
- Developed strong market positions in high-margin products
- Strong partner for OEMs, customers, suppliers and the dealership community

RECREATIONAL VEHICLES RETAIL UNIT MIX



Used
35%
2021 Q2 LTM
New
65%

LAZYDAYS CARRIES SELECT LEADING BRANDS ACROSS ALL RV CATEGORIES

TIFFIN
GRAND DESIGN RECREATIONAL VEHICLES
NEWMAR
THOR MOTOR COACH
FOREST RIVER
Coachmen Leader to the Great Outdoors.
WINNEBAGO
KEYSTONE RV COMPANY
AIRSTREAM
Jayco
VANLEIGH
ENTEGRA COACH
KZ RECREATIONAL VEHICLES

(1) Based on 2014 survey performed by Russel Research.

Diverse RV Revenue and Profitability Streams

Multiple profitable and diverse business lines spanning the RV ownership lifecycle, positioning Lazydays for long-term profitability growth as the RV population base grows

New RV Sales

- One of the largest selections of various branded new products
- Offers latest models from industry's top brands – 3,000+ RVs are on display across all locations

Used RV Sales

- Offers extensive trade-in and wholesale purchase programs
- Provides attractive introductory pricing for first time buyers
- Used RVs generate higher margins

Finance & Insurance

- F&I process helps generate higher attachment rates
- Offers complementary high-margin product

Parts & Service

- Growing parts & service capabilities with aim of generating recurring revenue and higher profitability
- Opportunity for existing dealerships to grow service through increased productivity and added technicians

2021 Q2 LTM BUSINESS MIX


Other
10%
REVENUE MIX
New &
Used RV
90%
Other
31%
GROSS PROFIT
CONTRIBUTION
New &
Used RV
69%

Lazydays RV
THE RV AUTHORITY

Lazydays Growing Footprint

Strategically located dealerships across the U.S.

- Premier national RV dealership destination
- Recognized RV dealership brand – #2 among a national audience[2], with leverageable scale and marketing ability
- Strong network of RV Industry Association certified techs
- Company plans to continue expanding in key markets

NATIONAL DEALERSHIP NETWORK



Lazydays RV
THE RV AUTHORITY
Headquarters
Lazydays Dealership
Service Center
Future Lazydays Dealership

1,300+	15	9.4M+	3
# of Employees	Dealerships & Service Centers[1]	# of Web / Mobile Visits	Announced Pending Dealerships

(1) Includes dealerships and service centers as of Q2 2021 10-Q filing date.
(2) Based on 2014 survey performed by Russel Research.

Lazydays RV
THE RV AUTHORITY

RV is a Large Market with Strong Growth Momentum

RV market is experiencing unprecedented demand as consumers seek social distanced outdoor travel and leisure activities

DEMOGRAPHICS, PARTICIPATION AND LIFESTYLE TRENDS SUPPORT LONG-TERM RV MARKET GROWTH

RV'ing Has Significant Advantages

- *Enjoying the Outdoor Lifestyle*
- *Safe & Sanitary Travel*
- *Social Distancing*
- *Affordable Vacations*

High Growth Across User Categories

- ✓ ***Millennials:*** *entering higher earning period and have more disposable income*
- ✓ ***Baby Boomers:*** *an estimated 10,000 new retirees per day over the next 5 – 10 years*

20%+
June 2020 RV Industry Retail Volume Growth YoY

18,000
RV U.S. Campgrounds

~50% – 80%
First-time RV Buyers in 2020

~80M
Active U.S. Camping Households

~80%
RV Owners Report Using Product Same Amount or More Through COVID

Retail Units Sold '000

■ Towable ■ Motorized



207
243
276
323
369
417
436
412
472
2012
2013
2014
2015
2016
2017
2018
2019
2020

Source: SSI Data, KOA 2019 Camping Report, U.S. News (2015), THOR 2020 NA RV Consumer Survey Report and RV Industry Association ("RVIA").
RV Units Sold Source: Statistical Survey Dealer

Lazydays RV
THE RV AUTHORITY

Industry Fundamentals Provide Favorable Long-Term Backdrop

Healthy fundamentals and secular trends support sustainable growth

Growing RV Ownership

- RV participation rising with ownership as new entrants grow
- Initial stages of baby boomer retirements while younger consumers continue to increase
- RV lifestyle increasingly incorporated into travel and outdoor experiences


RV Participation
U.S. Households
Percentage of U.S. Households
U.S. Households (millions)
12
10
8
6
4
2
0
5.0
5.9
5.8
5.8
6.5
6.9
7.9
8.9
9.3
10.0
11.2
1980 1984 1988 1993 1997 2001 2005 2011 2015 2017 2020
9%
8%
7%
6%
5%
RV Ownership % of U.S. Households

"Baby Boomer" Retirements Expected to Continue at Increasing Rate

- There will be ~79+ million consumers between ages 55 – 74 by 2025
- Adults ages 50+ control 70%+ of the disposable income in the U.S.
- RVs are seen as a safe, cost-efficient vacation and long-term retirement option


~80 million active U.S. campers;
5% conversion would result in ~4 million more RVs
Active U.S. Campers (millions)
72
73
75
78
79
2014
2015
2016
2017
2018

Capturing the Trend Toward Active, Outdoor Lifestyles and Vacations

- Consumers are searching for outdoor activities given increased time for leisure, shift towards work from home and social distancing restrictions
- Growing number of active campers in the U.S.
- RVs serve a practical purpose for outdoor activities


Under 45
24%
2015
RV Ownership
by Age Group
45 and Over
76%
Under 45
29%
2018
RV Ownership
by Age Group
45 and Over
71%

Consistent Long Term Growth Across Economic Cycles

- RV industry has historically achieved a new higher level of demand coming out of a low growth / decline period driven by new entrants
- Consistent long-term growth across economic cycles
- Upside to current shipments expected as RV use becomes more attractive as an alternative to crowded leisure

~20%
Average prior cycle-high to next cycle-high in last 30+ years

~25%
Average cycle high-to-low decline in last 30+ years

Source: RVIA data and reports, IBIS Reports, KOA 2019 Camping Report, Baird Research, Capital IQ, Federal Reserve Bank of New York, Thompson Research Group and Pew Research Center.

Lazydays RV
THE RV AUTHORITY

Proven Acquisition Growth Strategy

Continued acquisition expansion with attractive value creation opportunities

STRATEGIC RATIONALE / M&A PLAYBOOK

Attractive Purchase Multiples

Effective means of allocating capital through accretive acquisitions

Expand Geography

Significant targets in very attractive RV markets where Lazydays does not have a dealership

Sizable Synergies

Aim to double the profit of an acquired dealership within 24 months

Financial

Substantial ROI through harvesting synergies


Highly Fragmented Market
2,300+ Targets
60+ Deals Evaluated Over the Last 2 Years
Multiple Potential Targets Being Evaluated at Any Time

Two Acquisitions Completed Year-to-date in 2021 (three locations)

Lazydays RV
THE RV AUTHORITY℠

Source: SSI Data.

Summary Financial Performance

REVENUE



$608.2
$644.9
$817.1
$1,006.1
2018
2019
2020
2021 Q2 LTM

GROSS PROFIT



$131.7
$132.2
$179.0
$246.0
2018
2019
2020
2021 Q2 LTM

Gross Profit Margin

21.7%	*20.5%*	*21.9%*	*24.4%*

ADJUSTED EBITDA



$32.4
$27.9
$59.0
$103.2
2018
2019
2020
2021 Q2 LTM

Adjusted EBITDA Margin

5.3%	*4.3%*	*7.2%*	*10.3%*

CASH FLOW FROM OPERATIONS



$28.0
$11.0
$111.1
$111.1
2018
2019
2020
2021 Q2 LTM

Note: $ in millions.

Lazydays RV THE RV AUTHORITY

Q2 2021 Quarterly Performance

REVENUE



~51% YoY Growth
$214.0
$322.8
Q2 2020
Q2 2021

GROSS PROFIT



~98% YoY Growth
$43.7
$86.4
Q2 2020
Q2 2021

Gross Profit Margin	Q2 2020	Q2 2021
	20.4%	*26.8%*

ADJUSTED EBITDA



~177% YoY Growth
$14.9
$41.3
Q2 2020
Q2 2021

Adjusted EBITDA Margin	
7.0%	*12.8%*

CASH FLOW FROM OPERATIONS



~13% YoY Decline
$67.5
$58.8
Q2 2020
Q2 2021

Note: $ in millions..

Lazydays RV
THE RV AUTHORITY

Strong Balance Sheet and Significant Financial Flexibility

($ in millions)	Q2 2021	FY 2020
Cash	$104.3	$63.5
Accounts Receivable (Net)	38.2	19.5
Inventory	87.3	116.3
Other Current Assets	4.1	4.6
Total Current Assets	**$233.9**	**$203.9**
PP&E (Net)	111.9	106.3
Goodwill & Intangibles	119.4	117.9
Other Assets	14.9	15.9
Total Assets	**$480.1**	**$444.0**
Accounts Payable, Accrued Expenses and Other	$55.7	$38.8
Income Taxes Payable	5.1	0.0
Dividends Payable	1.2	1.2
Short-Term Borrowings	63.9	105.4
Current Financing Liability	2.1	1.5
Current Portion of Long-Term Debt	21.0	24.1
Operating Lease Liability	2.4	3.2
Total Current Liabilities	**$151.4**	**$174.2**
Non-Current Financial Liability	85.8	78.6
Long-Term Debt	1.7	8.5
Warrant Liabilities	17.7	15.1
Other Long-Term Liabilities	27.0	27.1
Total Liabilities	**$283.6**	**$303.5**
Preferred Equity (Convertible)	$55.0	$55.0
Additional Paid-In Capital & Treasury Stock	92.5	70.7
Retained Earnings	48.9	14.8
Shareholder's Equity	**196.5**	**$140.5**
Total Liabilities & Equity	**$480.1**	**$444.0**

ATTRACTIVE FINANCIAL PROFILE

- Well-capitalized for both organic and acquisition growth opportunities
- $104.3M cash on hand and net working capital of $82.5M, as of June 30, 2021
- Expanding margins combined with low capex provide strong cash flow
- Highly variable cost structure (80%+ of costs) provides flexibility across economic environments

Lazydays RV
THE RV AUTHORITY


Lazydays RV
Lazydays RV

Appendix

Lazydays RV
THE RV AUTHORITY℠

Reconciliation of Adjusted EBITDA

($ in thousands)	2021 Q2 LTM	2020	2019
Net Income	**$40,070**	**$14,626**	**$714**
Interest expense, net	7,261	8,047	10,328
Depreciation and amortization of property and equipment	7,438	6,682	6,848
Amortization of intangible assets	5,075	4,580	3,965
Income Tax Expense	21,501	10,364	1,097
Subtotal EBITDA	**$81,345**	**$44,299**	**$22,952**
Floor plan interest	(4,633)	(2,255)	(4,412)
LIFO adjustment	1,536	(93)	2,445
Transaction costs	1,484	935	865
Loss on sale of property and equipment	2	7	(11)
Impairment of retired rental units	0	0	439
Severance costs / other	0	0	773
Change in fair value of warrant liabilities	30,092	0	0
PPP loan forgiveness	(6,626)	0	0
Inducement loss on warrant conversion	246	0	0
Stock-based compensation	1,229	1,566	4,864
Adjusted EBITDA	**$103,173**	**$58,953**	**$27,915**

Capital Structure

	Q2 Position
Total Insiders / Stakeholders	3,505,655
Other / Unknown Shareholders	7,348,822
Total Shares Outstanding	**10,854,477**
Prefunded Warrants (300,357 shares as of June 30,2021. Exercise price of $.01, converted 1 for 1)	300,357
Warrants (Exercise price of $11.50. 4,276,400 warrants converted 2 for 1 and 1,366,629 warrants converted 1 for 1)	3,504,829
Warrants Exercisable (1)	**3,805,186**
Exercisable Options (weighted avg. exercise price of $10.69)	4,012,166
Options Exercisable	**4,012,166**
Preferred Shares (Converting to common after paydown of Accrued Dividend)	5,962,733
Total Pro-forma Diluted Shares Outstanding (2)	**24,634,562**

(1) The warrants may be called for redemption in whole and not in part, at a price of $0.01 per share of common stock, if the last reported sales price of the Company's common stock equals or exceeds $24.00 per share for any 20 trading days within a 30- day trading period ending on the third business day prior to the notice of redemption to warrant holders, if there is a current registration statement in effect with respect to the shares underlying the warrants.

(2) Total diluted shares outstanding is based on warrants which are currently vested and therefore may be exercisable, in addition to options which may be exercised today.

Lazydays RV
THE RV AUTHORITY



Lazydays RV
THE RV AUTHORITY℠